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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                           THE SECURITIES ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)       October 14, 1999
                                                    --------------------------
                            MGC Communications, Inc.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           Nevada                0-24059                    88-0360042
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      (STATE OR OTHER          (COMMISSION                (I.R.S. EMPLOYER
        JURISDICTION            FILE NUMBER)             IDENTIFICATION NO.)
      OF INCORPORATION)



                 3301 N. Buffalo Drive, Las Vegas, Nevada  89129
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             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)        (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE         (702)  310-1000
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)




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ITEM 5.     OTHER EVENTS.

            On October 14, 1999, MGC Communications, Inc. (the "Company") announced that Rolla P. Huff will join the Company as President and Chief Executive Officer and that Providence Equity Partners, Inc. (through affiliated entities) and JK&B Capital III, L.P. agreed to purchase $35,000,000 of a newly issued series of convertible preferred stock at $28.00 per share. A copy of the press release is filed as an Exhibit to this report on Form 8-K.

            On October 25, 1999, the Company announced its results for third quarter 1999. A copy of the press release is filed as an Exhibit to this report on Form 8-K.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits. The following exhibits are furnished as a part of this Report. Exhibit numbers refer to Item 601 of Regulation S-K. 99(a) - October 14, 1999 Press Release
            99(b) - October 25, 1999 Press Release

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             MGC COMMUNICATIONS, INC.

October 28, 1999             By:   /s/ Linda M. Sunbury
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                                   Linda M. Sunbury
                                   Senior Vice President and
                                   Chief Financial Officer